Exhibit 99.2

August __, 2009

YA Global Investments, L.P.

c/o Yorkville Advisors, LLC

101 Hudson Street - Suite 3700

Jersey City, New Jersey 07302

Re:       TelePlus World, Corp./Escrow Agreement

Dear Sir or Madame:

Reference is made to that certain bankruptcy proceeding captioned In Re Teleplus World, Corp., No. 09-13799-RAM (the “Bankruptcy”) before the United States Bankruptcy Court for the Southern District of Florida (the “Court”), in which Teleplus World, Corp. (“Teleplus”) is a debtor. Further reference is made to those certain Secured Convertible Debentures (collectively, the “Debentures”) in the aggregate original principal amount of $15,225,000.00 pursuant to which Teleplus is indebted to YA GLOBAL INVESTMENTS, L.P. (“YA Global”).

YA Global, Teleplus, and TELIZON INC. (“Telizon”) have had disputes among themselves in connection with the Bankruptcy and the Debentures and other matters, and are working towards a settlement of such disputes. In connection therewith, YA Global has agreed to execute a settlement agreement in the form attached hereto as Exhibit “A” (the “Settlement Agreement”) and to deposit the same with the Escrow Agent (as defined below), and Telizon will deposit $100,000.00 (the “Escrowed Funds”) with the Escrow Agent. The Settlement Agreement and the Escrowed Funds shall be held in accordance with the terms and conditions of this letter agreement.

The parties hereto wish to set forth the terms under which the Settlement Agreement and the Escrowed Funds shall be held in escrow and released by Escrow Agent. Accordingly, for good and valuable consideration, the parties hereto hereby agree as follows:

1.

Appointment of Escrow Agent. Telizon and YA Global appoint ARNSTEIN & LEHR LLP as the “Escrow Agent” upon the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

2.

Filing of Dismissal Order. In consideration of this letter agreement, and simultaneously with the execution hereof, Teleplus has filed a proposed order with the Court to dismiss the Bankruptcy.

3.

Settlement Agreement. YA Global and Xentenial Holdings Limited shall execute and deliver to the Escrow Agent the Settlement Agreement with duplicate original signature pages, which shall be held in escrow by the Escrow Agent in accordance with the terms hereof.

4.

Escrow of Escrowed Funds and Settlement Agreement. On or before August 14, 2009, Telizon shall deposit the Escrowed Funds with the Escrow Agent. If Telizon fails to obtain the required order from the Ontario Superior Court of Justice in matter No. CV-09-8234-00CL to allow Telizon to deposit the Escrowed Funds by such date and time, then YA Global will deposit the Escrowed Funds on or before August 17, 2009. The Escrowed Funds, together with the Settlement Agreement, shall be held in escrow by the Escrow Agent until the earliest to occur of the following events, at which time the Escrow Agent shall deliver the Escrowed Funds and Settlement Agreement as follows:

a.

Upon the execution and delivery to the Escrow Agent of the Settlement Agreement (with duplicate original signature pages) by Teleplus and receipt by the Escrow Agent of a letter of direction executed jointly by Teleplus and YA Global indicating that all of the conditions precedent set forth in the Settlement Agreement have been satisfied or waived (the “Letter of Direction”), the Escrow Agent shall (i) release the Escrowed Funds to Teleplus for use in connection with paying the administrative expenses of the Bankruptcy,

(ii)

deliver  a  fully  executed  duplicate  original  Settlement  Agreement  to  YA  Global;  and

(iii)

deliver a fully executed duplicate original Settlement Agreement to Teleplus.

b.

If within five (5) business days of the Escrow Agent’s receipt of the Escrowed Funds, Teleplus does not execute and deliver a fully executed original Settlement Agreement (with duplicate original signature pages) to the Escrow Agent and the Escrow Agent does not receive the Letter of Direction, then the Escrow Agent shall (i) return the Escrowed Funds to Telizon in accordance with the wire instructions attached hereto as Exhibit “B”, provided, however, that if YA Global deposited the Escrowed Funds with the Escrow Agent, the Escrow Agent shall return the Escrowed Funds to YA Global in accordance with the wire instructions attached hereto as Exhibit “C”, and (ii) return the Settlement Agreement (with duplicate original signatures pages) to YA Global.

c.

If prior to the release of the Escrowed Funds and Settlement Agreement in accordance with Paragraphs 4(a) or 4(b) above the Escrow Agent receives written notice from any of the parties to this Agreement indicating that Teleplus or Teleplus Connect Corp. (“Connect”) have filed an appearance, objection, opposition, adverse motion, or taken any other adverse action in the receivership proceedings instituted against certain of Teleplus’ subsidiaries in Canada, or if Teleplus or Connect have caused any other party to take any such action, the Escrow Agent shall continue to hold the Escrowed Funds and Settlement Agreement until the earlier of: (i) receipt of an agreement executed by the parties hereto directing the release of the Escrowed Funds and Settlement Agreement; or (ii) an order from a court of competent jurisdiction directing the release of the Escrowed Funds and Settlement Agreement.

5.

Duties and Obligations of the Escrow Agent. The Escrow Agent shall be subject to the following terms and conditions and no others:

a.

The duties of the Escrow Agent hereunder are entirely administrative and not discretionary. The Escrow Agent is obligated to act only in accordance with the terms of this Agreement and any joint written instructions received by it and approved jointly by the parties to this Agreement; is authorized hereby to comply with any writs, orders, judgments or decrees of any court of competent jurisdiction which it is advised by legal counsel of its own choosing is binding on it, whether with or without jurisdiction, including in those situations in which the Escrowed Funds or any proceeds may be attached, garnished, or levied upon any court order, or the delivery thereof shall be stayed or enjoined by an order of court; and shall not incur any liability as a result of its compliance with such instructions, orders, judgment, decrees or writs, even if such instructions, orders, judgment, decrees or writs are subsequently reversed, modified, annulled, set aside or vacated, provided, however, that prior to taking any action with respect to any writs, orders, judgments, or decrees, the Escrow Agent shall give YA Global and Telizon as much prior notice as is practicable of any such writs, orders, judgments or decrees in order to afford YA Global and Telizon an opportunity to be heard in any such proceedings. The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement and no other duties or obligations shall be implied against the Escrow Agent. The Escrow Agent shall be under no obligation to refer to any other document between the parties related in any way to this Agreement, unless the Escrow Agent is provided with a copy of such document and consents thereto in writing.

b.

Telizon and YA Global hereby waive any suit, claim demand or cause of action of any kind which any one or all may have or may assert against the Escrow Agent unless arising from the Escrow Agent’s actual and intentional misconduct, bad faith or gross negligence. The Escrow Agent shall not be liable to the parties hereto, or any other party by reason of any error of judgment, or for any act done or step taken or omitted by the Escrow Agent in good faith, or for any mistake of fact or law, or for anything which the Escrow Agent may do or refrain from doing in connection herewith, unless caused by or arising out of the Escrow Agent's actual and intentional misconduct, bad faith or gross negligence.

c.

The Escrow Agent shall be entitled to rely, and shall be protected in acting in reliance, upon any writing furnished to the Escrow Agent by a party hereto, and shall be entitled to treat as genuine, and as the document it purports to be, any letter, paper, or other document furnished to the Escrow Agent in connection with its role hereunder.

6.

Indemnification of Escrow Agent. The parties hereto agree to indemnify the Escrow Agent as follows:

a.

YA Global agrees to indemnify, defend, and hold harmless the Escrow Agent against any and all losses, liabilities, costs (including legal fees), and other expenses in any way incurred by the Escrow Agent in connection with or as a result of YA Global’s bad acts or willful misconduct. Without limiting the generality of the foregoing, YA Global shall reimburse the Escrow Agent for the reasonable cost of any attorneys' fees incurred as a result of matters covered by the indemnity given pursuant to this Paragraph 6(a), whether such attorneys' fees are actually paid out of pocket or are accrued on the Escrow Agent’s books and records.

b.

Telizon agrees to indemnify, defend, and hold harmless the Escrow Agent against any and all losses, liabilities, costs (including legal fees), and other expenses in any way incurred by the Escrow Agent in connection with or as a result of Telizon’s bad acts or willful misconduct. Without limiting the generality of the foregoing, Telizon shall reimburse the Escrow Agent for the reasonable cost of any attorneys' fees incurred as a result of matters covered by the indemnity given pursuant to this Paragraph 6(b), whether such attorneys' fees are actually paid out of pocket or are accrued on the Escrow Agent’s books and records.

7.

Waiver. The parties agree that, in the event that a dispute arises regarding this Agreement and/or any actions by the Escrow Agent, and the Escrow Agent is legal counsel to any party to this agreement, the Escrow Agent may continue to represent such party in connection with the Bankruptcy, the Receivership, and the related documents and transactions, and each hereby WAIVES any right to object to said representation.

8.

Resignation. The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by its giving the other parties hereto prior written notice of at least twenty (20) days. As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent jointly appointed by Telizon and YA Global, all of the Escrowed Funds held hereunder upon presentation of the document appointing the successor escrow agent and its acceptance thereof. If Telizon and YA Global cannot agree on a successor to the Escrow Agent within twenty (20) days after such notice of resignation, Chicago Title and Trust Company shall be appointed as such successor. If no successor escrow agent is so appointed within the thirty (30) day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrowed Funds with the Clerk of the Court of any court of competent jurisdiction

9.

Termination of Escrow. This Escrow shall terminate upon the distribution of all of the Escrowed Funds and Settlement Agreement in accordance with the terms set forth herein unless there is a dispute between Teleplus and YA Global in which case the Escrow Agent may deposit the Escrowed Funds with the Clerk of a Court of any court of competent jurisdiction and thereby terminate this Escrow Agreement.

10.

Interest Earned on Escrowed Funds. Interest earned on the Escrowed Funds shall be deemed part of the Escrowed Funds and disbursed as provided herein.

11.

Entire Agreement; Amendment. This Agreement and the other documents referred to herein contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, either oral or written. This Agreement may not be amended, or any term or condition waived, except by a writing signed by all of the parties hereto.

12.

Governing Law. This letter agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws.

13.

Counterparts. This letter agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered, including via facsimile, to the other party.

14.

Successors and Assigns. This letter agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither party hereunder shall assign this letter agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

15.

No Strict Construction. The language used in this letter agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[remainder of page intentionally blank]

If the foregoing correctly sets forth our understanding, please indicate your assent below. This letter agreement is executed as a sealed instrument as of the date first set forth above. Thank you for your assistance in this regard.

ARNSTEIN & LEHR LLP, as escrow agent

By:____________________________

Name:

Title:

ACCEPTED AND AGREED:

YA GLOBAL INVESTMENTS, L.P.

By Yorkville Advisors, LLC, its investment manager

By:____________________________

Name:

Title:

TELIZON INC.

By:___________________________________________

Name:

Title:

[Signature page to escrow agreement]

Exhibit “A”

Settlement Agreement

Exhibit “B”

Telizon Wire Instructions

Exhibit “C”

YA Global Wire Instructions